SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  April 6, 2000
(Date of earliest event reported)


Commission File No. 333-80941



                  Bank of America Mortgage Securities, Inc.
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         Delaware                                         94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



201 North Tryon Street Street, Charlotte, NC                          28255
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Address of principal executive offices                            (Zip Code)



                                 (704) 388-4503
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               Registrant's Telephone Number, including area code



345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5.     Other Events

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends its Current Report on Form 8-K, dated January 25, 2000 and filed with the Commission on March 6, 2000 (the "Current Report") by replacing Exhibit No. 4 attached to the Current Report with Exhibit No. 4 attached hereto.


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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------

      (EX-4) Pooling and Servicing Agreement, dated January 25, 2000, among Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANK OF AMERICA MORTGAGE SECURITIES, INC.

April 6, 2000

                                      By: /s/ Judy Ford
                                          ------------------------------
                                          Name:  Judy Ford
                                          Title: Vice President




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                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing                   E
                            Agreement, dated January 25, 2000
                            among Bank of America Mortgage
                            Securities, Inc., Bank of
                            America, N.A. and The Bank of
                            New York, as trustee.